UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2002

Commission File Number 0-16914

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-1223339
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

312 Walnut Street
Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable
(Former name or former address, if changed since last report)

THE E.W. SCRIPPS COMPANY

Item 5. Other Events

On December 13, 2002, The E.W. Scripps Company agreed to sell $100,000,000 aggregate principal amount of its 4 1/4 % Notes due 2009 (the “Notes”) in a public offering through Credit Suisse First Boston pursuant to a Terms Agreement dated as of December 13, 2002 between The E.W. Scripps Company and Credit Suisse First Boston. The Notes are registered on a Registration Statement (the “Registration Statement”) on Form S-3 of The E.W. Scripps Company filed with the Securities and Exchange Commission on October 7, 2002 (file number 333-100390) pursuant to which The E.W. Scripps Company may issue an aggregate amount of $500,000,000 of its notes. Incorporated by reference herein as Exhibit 1.2 is the form of Underwriting Agreement relating to the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

1.1	Terms Agreement dated December 13, 2002, between The E.W. Scripps Company and Credit Suisse First Boston Corporation.
1.2	Form of Underwriting Agreement Relating to the Sale of Notes Pursuant to the Registration Statement of The E.W. Scripps Company on Form S-3.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE E.W. SCRIPPS COMPANY

By:	/s/ JOSEPH G. NECASTRO
Joseph G. NeCastro Senior Vice President and Chief Financial Officer

Dated: December 16, 2002

THE E. W. SCRIPPS COMPANY

Index to Exhibits

Exhibit			Exhibit No.
No.	Item	Page	Incorporated

1.1	Terms Agreement dated December 13, 2002, between The E.W. Scripps Company and Credit Suisse First Boston Corporation.
1.2	Form of Underwriting Agreement Relating to the Sale of Notes Pursuant to the Registration Statement of The E.W. Scripps Company on Form S-3.	(1)	1

(1)	Incorporated by reference to Registration Statement on Form S-3 (File No. 333-36641).